UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2005

 LaPolla Industries, Inc.
(formerly known as IFT Corporation)
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION)
FORM 8-K/A-2
FEBRUARY 11, 2005

ITEMS AMENDED HEREBY

As used in this amended report, "LaPolla" and the "Company" or "Us" or "We" or “Our” refer to LaPolla Industries, Inc., a Delaware corporation, unless the context otherwise requires. Effective October 1, 2005, IFT Corporation, a Delaware corporation, merged its wholly owned subsidiary, LaPolla Industries, Inc., an Arizona corporation, into itself, whereupon the separate existence of LaPolla Industries, Inc. ceased and IFT Corporation continued as the surviving corporation. Effective November 8, 2005, IFT Corporation changed its corporate name to LaPolla Industries, Inc. The information presented herein reflects the new corporation name, LaPolla Industries, Inc., which is the same name previously associated with the Company’s former wholly owned subsidiary LaPolla Industries, Inc. that was merged into IFT Corporation as described above. To be clear, references to this former wholly owned subsidiary are reflected as the “LaPolla Subsidiary”, where applicable, in this presentation to aid the reader in understanding the amended Pro Forma Financial Information.

We are amending our Pro Forma Financial Information with respect to our acquisition of our former LaPolla Subsidiary on February 11, 2005, to: (a) make it clear that the unaudited pro forma consolidated balance sheets are as of December 31, 2004; (b) eliminate the deferred tax asset from the presentation; (c) eliminate the acquisition of the LaPolla Subsidiary’s accumulated deficit from the presentation; (d) make it clear that the unaudited pro forma consolidated statement of operations reflects the acquisition transaction as if it occurred on January 1, 2004; (e) eliminate discontinued operations from the consolidated statement of operations in the presentation; (f) restate certain amounts in the Company’s consolidated financial statements to conform to the Company’s amended presentation for the year ended December 31, 2004 (g) separate customer list and product formulation fair values from goodwill; and (h) consistently present interest expense in the interest expense line item in the presentation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

N/A

(b)	Pro Forma Financial Information

The following pro forma financial information is included herein under Item 9.01(b):

-	Unaudited Pro Forma Consolidated Financial Information	PF/A-2-1
-	Unaudited Pro Forma Consolidated Balance Sheets	PF/A-2-2
-	Unaudited Pro Forma Consolidated Statements of Operations	PF/A-2-3
-	Notes to Unaudited Pro Forma Consolidated Financial Information	PF/A-2-4

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2006	LAPOLLA INDUSTRIES, INC
(F/K/A IFT CORPORATION)

/s/ Michael T. Adams, CEO

Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

99.2/A-2	Unaudited Pro Forma Consolidated Financial Information